SUPPLEMENT DATED OCTOBER 14, 2011

TO THE PROSPECTUS

OF EACH FUND INDICATED BELOW

Effective as of October 21, 2011, the following supplements, and to the extent contrary replaces, information in the Prospectus of each fund listed in the Appendix to this supplement.

For shareholders that hold shares directly with a fund: Purchase and redemption orders submitted in proper form by telephone after the time at which the fund calculates its final net asset value on a day will be accepted for processing if submitted prior to the close of the funds’ services desk (currently 5:30 p.m. (Eastern time)) and investors will no longer be required to resubmit such telephonic orders. Orders are processed at the net asset value next determined.

For more information, please contact the fund at 1-877-721-1926 or 1-212-857-8181.

Appendix

Legg Mason Partners Money Market Trust

Western Asset California Tax Free Money Market Fund

Western Asset Liquid Reserves

Western Asset Connecticut Municipal Money Market Fund

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Western Asset Money Market Fund

Western Asset Government Money Market Fund

Western Asset California Municipal Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

Western Asset Municipal Money Market Fund

Legg Mason Partners Institutional Trust

Western Asset Institutional Cash Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional Tax Free Reserves

Western Asset Institutional U.S. Treasury Reserves

Western Asset Institutional Government Reserves

Western Asset Institutional AMT Free Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Western Asset Premium Tax Free Reserves

LMFX014001